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                                  EXHIBIT 31.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                        PURSUANT TO RULE 13a-14(a) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Raymond P.L. Cannefax, certify that:

1. I have reviewed this annual report on Form 10-KSB/A of Paradigm Medical Industries, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The small business user's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business user and have:

           (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under the Company's supervision, to ensure that material information relating to the small business user, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

           (b) Evaluated the effectiveness of the small business user's disclosure controls and procedures and presented in this annual report the Company's conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

           (c) Disclosed in this annual report any change in the small business user's internal control over financial reporting that occurred during small business user's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, small business user's internal control over financial reporting; and

5. The small business user's other certifying officers and I have disclosed, based on the Company's most recent evaluation of internal control over financial reporting, to the small business user's auditors and the audit committee of small business user's board of directors (or persons performing the equivalent functions):

           (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business user's ability to record, process, summarize and report financial information; and

           (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business user's internal control over financial reporting.


Date: July 8, 2008

                                        /s/ Raymond P.L. Cannefax
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                                        Raymond P.L. Cannefax
                                        President and Chief Executive Officer




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